COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on June 12, 2019 (Accession No. 0001193125-19-171347), to the Summary Prospectus and Prospectus dated September 1, 2018, for Cohen & Steers Low Duration Preferred and Income Fund, Inc.